DERIVED INFORMATION 7/27/05

[$563,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$790,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information. Such documents may be obtained without charge at the Commission’s website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

PLEASE DO NOT ALTER THIS PAGE.  IT IS CUT DIRECTLY INTO A MODEL.

LTV :	Fixed $		2/28 $	3/27 $	5/25 $	Other	MH Stratification:
Below 70	22,058,838		56,908,029	7,253,210	1,988,414	0	Total Balance	2,024,676
70.01 to 75	10,748,871		35,784,007	5,265,046	0	0	% Pool Balance	0.30%
75.01 to 80	36,194,577		312,347,043	25,073,692	6,169,158	0	Ave. FICO	677
80.01 to 85	12,729,203		64,400,407	5,374,732	248,004	0	Ave. LTV	87.4
85.01 to 90	16,522,729		89,284,256	5,563,271	436,394	76,374	% Full Docs	2.0%
90.01 to 95	6,485,051		23,201,170	2,152,929	0	0
95.01 to 100	33,626,551		18,795,848	1,052,585	0	0	Silent Seconds Stratification:
100.01 plus							Total Balance	253,404,919
							% Pool Balance	31.7%
FICO							Ave. FICO	653
below 549	7,709,640		39,780,748	3,883,375	169,398	0	Ave. LTV	80.2
550 to 574	9,490,014		45,183,614	6,134,203	152,618	76,374	% Full Docs	50.7%
575 to 599	19,856,759		87,622,844	6,642,571	471,901	0
600 to 624	25,831,149		108,026,209	9,407,010	1,025,709	0	Second Lien Stratification:
625 to 649	23,772,156		107,655,407	8,089,090	1,628,517	0	Total Balance	27,958,010
650 to 674	20,876,129		91,272,324	6,121,220	2,608,158	0	% Pool Balance	3.50
675 to 699	12,073,597		60,837,168	5,662,332	493,190	0	Ave. FICO	654
700 plus	18,756,377		60,342,447	5,795,661	2,292,480	0	Ave. LTV	99.3
							% Full Docs	54.9%
Property Type:
Single-Family	114,710,444		468,222,485	42,910,007	7,497,860	76,374	LTV Above 90 Stratification:
PUD	9,684,509		68,100,192	4,753,021	1,043,770	0	Total Balance	85,314,134
Condo	5,088,620		28,535,418	2,183,287	300,341	0	% Pool Balance	89.3
3+ Family Det.	3,613,918		17,104,113	548,870	0	0	Ave. FICO	649
Manufactured House	1,763,020		261,657	0	0	0	Ave. LTV	98.0
Other	3,505,310		18,496,896	1,340,279	0	0	% Full Docs	70.3%

Purpose:
Purchase	43,808,553		303,017,849	15,439,687	4,329,565	0
Refinance rate/term	13,608,230		31,250,646	5,407,747	668,204	0
Cash Out Refi (COF) Below 70 LTV	18,145,843		50,470,888	6,004,806	1,430,149	0
COF with LTV 70.01 to 75	8,504,073		28,313,483	4,504,278	0	0
COF with LTV 75.01 to 80	20,519,100		82,868,309	9,444,720	1,729,653	0
COF with LTV 80.01 to 85	9,709,869		43,103,079	4,513,285	248,004	0
COF with LTV 85.01 to 90	11,464,092		46,815,926	4,077,677	436,394	76,374
COF with LTV 90.01 to 95	4,050,680		9,604,573	1,873,584	0	0
COF with LTV 95.01 to 100	8,555,381		5,276,010	469,679	0	0
COF with LTV 100.01 plus
Other

Occupancy Status:
Owner Occupied	129,895,744		558,429,717	50,541,091	8,290,941	76,374
2nd Home	780,151		4,107,932	59,940	426,625	0
Investment	7,689,926		38,183,112	1,134,432	124,404	0
Other

Loan Balance
Below 50,000	21,517,966		5,264,710	614,968	0	0
50,000.01 to 100,000	42,049,826		65,202,794	4,612,792	555,550	76,374
100,000.01 to 150,000	26,732,911		106,246,114	8,851,954	2,274,286	0
150,000.01 to 200,000	12,977,236		103,023,745	9,111,351	1,460,540	0
200,000.01 to 400,000	27,073,411		236,991,701	22,809,254	2,179,030	0
400,000.01 to 500,000	4,473,427		58,559,209	4,085,394	875,856	0
500,000.01 to 600,000	2,217,053		13,620,872	1,649,750	0	0
600,000.01 to 1,000,000	1,323,989		11,811,617	0	1,496,709	0
1,000,000.01 and above

Loan Term
>30 Years
30 Years	123,433,358		600,633,371	51,735,464	8,841,970	76,374
20 Years	4,774,545		0	0	0	0
15 Years	8,989,336		49,091	0	0	0
Other	1,168,581		38,299	0	0	0

Documentation Type
Full Documentation	96,076,290		323,172,300	35,184,825	7,266,706	76,374
Limited Documentation	21,833,646		136,765,884	8,001,258	635,937	0
Stated Docs with LTV below 70	3,627,824		17,193,345	939,937	808,127	0
Stated Docs with LTV 70.01 to 75	1,905,272		11,525,513	1,134,106	0	0
Stated Docs with LTV 75.01 to 80	4,962,801		69,520,000	3,346,280	131,200	0
Stated Docs with LTV 80.01 to 85	1,169,379		18,200,310	786,738	0	0
Stated Docs with LTV 85.01 to 90	2,173,311		13,734,946	1,119,058	0	0
Stated Docs with LTV 90.01 to 95	288,791		3,275,791	322,200	0	0
Stated Docs with LTV 95.01 to 100	4,767,704		3,593,007	0	0	0
Stated Docs with LTV above 100.01	0		0	0	0	0
Other	1,560,802		3,739,667	901,063	0	0

Lien Status
1st Lien	110,407,810		600,720,761	51,735,464	8,841,970	76,374
Second Liens with LTV below 85	317,633		0	0	0	0
Second Liens with LTV 85.01 to 90	15,283		0	0	0	0
Second Liens with LTV 90.01 to 95	1,129,234		0	0	0	0
Second Liens with LTV 95.01 to 100	26,495,861		0	0	0	0
Second Liens with LTV above 100.01

Interest Only
Dollar of Mortgage Type	2,111,072		171,693,662	15,071,795	2,067,440
Ave. FICO	648		653	637	645
Ave. LTV	77.6		80.8	78	74.7
% Stated Docs	26.1	#	28.6	14	17.9
% Full Docs	73.9		51	71.8	82.1